                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): APRIL 8, 1997



                       AMERICAN SUPERCONDUCTOR CORPORATION

             (Exact Name of Registrant as Specified in its Charter)



      DELAWARE                           0-19672                 04-2959321

(State or other Jurisdiction    (Commission File Number)    (IRS Employer
 of Incorporation)                                           Identification No.)


TWO TECHNOLOGY DRIVE, WESTBOROUGH, MASSACHUSETTS                  01581

  (Address of Principal Executive Offices)                       (Zip Code)


Registrant's telephone number, including area code:     (508) 836-4200

Item 2. Acquisition or Disposition of Assets.

      On April 8, 1997, American Superconductor Corporation (the "Registrant") acquired (the "Acquisition") all of the issued capital stock of Superconductivity, Inc., a Delaware corporation ("SI"), by means of a merger of SI with and into ASC Merger Corp., a Delaware corporation and a wholly-owned subsidiary of the Registrant (the "Transitory Subsidiary"). The Acquisition took place pursuant to an Agreement and Plan of Merger, dated as of March 7, 1997 (the "Merger Agreement"), by and among the Registrant, the Transitory Subsidiary and SI. Under the terms of the Merger Agreement, the stockholders of SI received an aggregate of 942,961 shares of the Registrant's Common Stock (the "Common Stock") in exchange for all of the outstanding shares of SI capital stock. The Registrant also assumed approximately $6.4 million of debt of SI. The consideration paid for the SI capital stock was determined by arm's length negotiation between the parties. Under the terms of the Merger Agreement, 94,295 shares of the Common Stock were deposited in escrow to secure certain indemnification obligations of the SI stockholders.

      SI is located in Middleton, Wisconsin, and is in the business of manufacturing electricity storage devices used to maintain power in industrial and commercial settings during brief blackouts or brownouts.

Item 7. Financial Statements and Exhibits.

      (a) Financial Statements of Business Acquired. Not filed herewith; to be filed by amendment. Pursuant to Item 7(a)(4) of Form 8-K, the Registrant hereby indicates that the filing of such financial statements at this time is impracticable and undertakes to file a Form 8-K/A to this Report including such Financial Statements as soon as they are available, and in any event on or before June 23, 1997.

      (b) Pro Forma Financial Information. Not filed herewith; to be filed by amendment. Pursuant to Items 7(a)(4) and 7(b)(2) of Form 8-K, the Registrant hereby indicates that the filing of such financial information at this time is impracticable and undertakes to file a Form 8-K/A to this Report including such information as soon as it is available, and in any event on or before June 23, 1997.

      (c) Exhibits. See Exhibit Index.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




AMERICAN SUPERCONDUCTOR CORPORATION
-------------------------------------------------------
(Registrant)



/s/ Ramesh L. Ratan
-------------------------------------------------------
Ramesh L. Ratan
  Executive Vice President, Corporate Development, and
  Chief Financial Officer



April 23, 1997
-------------------------------------------------------
Date

                                  Exhibit Index

No.   Description
---   -----------

 2 Agreement and Plan of Merger dated as of March 7, 1997 by and among the Registrant, ASC Merger Corp. and Superconductivity, Inc. For a list of omitted Exhibits and Schedules, see pages (iii) and (iv) of the Table of Contents to the Agreement and Plan of Merger. The Registrant will furnish a copy of any omitted exhibit or schedule to the Securities and Exchange Commission upon request.